UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                 AMENDMENT TO
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   DECEMBER 20, 1996

                          WESTMARK GROUP HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       DELAWARE                       0-18945                  84-1055077
(STATE OF INCORPORATION)      (COMMISSION FILE NUMBER)       (IRS EMPLOYER
                                                          IDENTIFICATION NUMBER)
                              355 N.E. 5TH AVENUE

                           DELRAY BEACH, FLORIDA 33483
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (561)243-8010

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
ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

        Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        Westmark Group Holdings, Inc. acquired the stock of Green World Technologies, Inc. in July of 1996 as provided in the financial statements incorporated herein.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        Not applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Not applicable

ITEM 5. OTHER EVENTS.

        Not applicable

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

        Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        a. Financial Statements of Business Acquired-Green World Technologies, Inc.

             Report of Independent Accountants
             Balance Sheet - September 30, 1996
             Statement of Income and Accumulated Deficit for January 12, 1996 to
               September 30, 1996
             Statement of Cash Flows for January 12, 1996 to September 30, 1996 Notes to Financial Statements

      c.     Exhibits

             Effective June 14, 1996, Mark Schaftlein was appointed Chief
               Financial
             Officer of the Company.  On September 10, 1996, Norman Birmingham
               resigned as President of the Company.  Mr. Birmingham remains
             Chairman of the Board and retains his role as Principal Accounting
               Officer.   Subsequently, Mr. Schaftlein was named Chief
               Operations Officer on September 11, 1996.

ITEM 8. CHANGE IN FISCAL YEAR.

      Not applicable.

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
To the Board of Directors
Green World Technologies, Inc.
Valley Springs, California

We have audited the accompanying balance sheet of Green World Technologies, Inc. (A Nevada corporation) as of September 30, 1996, and the related statements of income, accumulated deficit and cash flows for the period January 12, 1996 to September 30, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material reports, the financial position of Green World Technologies, Inc. As of September 30, 1996, and the results of its operations and its cash flows for the period January 12, 1996 to September 30, 1996 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, to the financial statements, the Company has incurred losses from operations and has deficits in working capital and net worth. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

KEMPER C.G. GROUP LIC
CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS

November 8, 1996
Stockton, California

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
                        GREEN WORLD TECHNOLOGIES, INC.
                                BALANCE SHEET
                              SEPTEMBER 30, 1996


                                    ASSETS
Current Assets
    Cash and cash equivalents                                       $    1,140
    Accounts receivable trade                                           18,711
    Inventory                                                           41,008
   Other Current Assets                                                  4,748
                                                                       -------
      Total Current Assets                                              65,607
                                                                       -------
Property, Plant and Equipment
   Mfg. Machinery & equipment                                            7,104
   Leasehold improvements                                                9,528
   Office furniture & equipment                                         10,421
   Vehicles                                                              1,000
   Information processing equipment                                      3,840
   Accumulated depreciation                                            (6,438)
                                                                       -------
      Total Property, Plant & Equipment                                 25,455
                                                                       -------

Total Assets                                                        $   91,062
                                                                    ==========
                    LIABILITIES AND STOCKHOLDER'S DEFICIT

Current Liabilities
   Accounts payable                                                 $   46,949
   Accrued expenses and withholding                                      9,614
   Sales tax payable                                                     1,010
   Income taxes payable                                                    800
   Advances from Westmark                                               79,000
                                                                        ------
      Total Current Liabilities                                        137,373

Stockholder's Deficit
   Common stock, 10,000 shares authorized,
      1 share issued and outstanding
   Contributed capital                                                 242,759
   Accumulated deficit                                               (289,070)
                                                                     ---------
      Total Stockholder's Deficit                                     (46,311)
                                                                     ---------
Total Liabilities & Stockholder's Equity                            $   91,062
                                                                    ==========

          SEE ACCOUNTANT'S REPORT AND NOTES TO FINANCIAL STATEMENTS

                        GREEN WORLD TECHNOLOGIES, INC.
                 STATEMENT OF INCOME AND ACCUMULATED DEFICIT
            FOR THE PERIOD JANUARY 12, 1996 TO SEPTEMBER 30, 1996

Income
   Talon Sales                                                      $   37,717
   Audio, Video & Print Sales                                            5,404
   Installation Income                                                     400
   Other Operating Income                                                   99
                                                                    ----------
      Total Income                                                      43,620

Cost of Goods Sold                                                      19,116
                                                                    ----------
Gross Profit (Loss)                                                     24,504
                                                                    ----------
Operating Expenses
   Research and Development                                             53,217
   Selling Expenses                                                     74,371
   General and Administrative                                          184,452
                                                                     ---------
      Total Operating Expenses                                         312,000
                                                                    ----------
Net Operating Income (Loss)                                          (287,536)

Other Income (Expense)
   Miscellaneous                                                            66
                                                                    ----------
Net Income Before Income Taxes                                       (287,536)

Income Taxes                                                             1,600
                                                                    ----------
Net Income                                                           (289,070)

Accumulated deficit, end of period                                  $(289,070)
                                                                    ==========
Net Income (Loss) per share                                         $(289,070)
                                                                    ==========

          SEE ACCOUNTANT'S REPORT AND NOTES TO FINANCIAL STATEMENTS

                        GREEN WORLD TECHNOLOGIES, INC.
                           STATEMENT OF CASH FLOWS
            FOR THE PERIOD JANUARY 12, 1996 TO SEPTEMBER 30, 1996

                                                                          1996
Cash flows from operating activities:

   Net Income                                                       $(289,070)
                                                                    ----------
   Adjustment to reconcile net income to net cash provided by operating activities:

   Depreciation and amortization                                         6,438
   (Increase) decrease in accounts receivable                         (18,711)
   (Increase) decrease in inventories                                 (41,008)
   (Increase) decrease in other assets                                 (4,748)
   Increase (decrease) in accounts payable                              46,949
   Increase (decrease) in accrued liabilities                            9,614
   Increase (decrease) in sales tax payable                              1,010
   Increase (decrease) in income taxes payable                             800
                                                                    ----------
      Total adjustments                                                    344
                                                                    ----------
Net cash provided (used) by operating activities                     (288,726)
                                                                    ----------
Cash flows from investing activities:

   Cash payments for the purchase of property                         (31,893)
                                                                    ----------
   Net cash provided (used) by investing activities                   (31,893)
                                                                    ----------
Cash flows from financing activities:

   Net advances from Westmark                                           79,000
   Contributed capital from parent company                             242,759

   Net cash provided (used) by financing activities                    321,759
                                                                    ----------
Net increase (decrease) in cash and equivalents                          1,140

Cash and equivalents, beginning of year
                                                                    ----------
Cash and equivalents, end of year                                   $    1,140
                                                                    ==========

           SEE ACCOUNTANT'S REPORT AND NOTES TO FINANCIAL STATEMENTS.

                        GREEN WORLD TECHNOLOGIES, INC.
                        NOTES TO FINANCIAL STATEMENTS
                              SEPTEMBER 30, 1996

NATURE OF BUSINESS

The Company was incorporated on January 12, 1996, under the laws of the State of Nevada. The Company has acquired the rights to develop, manufacture and market an efficiency management improvement device for cooling and heating equipment through a licensing agreement with ECS, Inc. On April 19, 1996, the Company was acquired by Heart Labs of America, Inc. ("HLOA"). Pursuant to the terms of that acquisition, certain funds advanced to the Company were converted to contributions to capital. On July 19, 1996, HLOA transferred its ownership interest to GTB Company and was subsequently sold to Westmark Group Holdings, Inc. ("WGHI").

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

FISCAL YEAR
The Company has began operations on January 12, 1996. The Company is currently in its first fiscal year and has not completed its first full year of operation. Absent any other timely election, the Company's fiscal year will end December 31.

USES OF ESTIMATES
Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.

CASH AND CASH EQUIVALENTS
For purposes of reporting cash flows, the Company considers all treasury bills, certificates of deposit and money market funds purchased with an original maturity of three months or less to be cash equivalents.

ACCOUNTS RECEIVABLE-TRADE
The Company provides credit to its commercial customers in the normal course of its business. With respect to analyzing the collectibility of these accounts, management evaluates the accounts individually and uses the "direct write-ff" method for recording bad debts, and accordingly, writes off to earnings those accounts which are deemed uncollectible.


INVENTORIES
 Inventories consisting of components, supplies and finished goods are stated for both financial reporting and income tax purposes at the lower of cost or market using the first in, first out (FIFO) method.

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
PROPERTY AND EQUIPMENT
For financial reporting purposes property and equipment are depreciated using the straight line method over their estimated useful lives. For income tax purposes, assets (other than leasehold improvements) are depreciated using an accelerated method. The estimated useful lives used in the computation of depreciation for financial statements were as follows:

                  Motor Vehicles                5 to 7 years
                  Office furniture and equipment7 to 10 years
                  Machinery and equipment       7 to 10 years
                  Leasehold improvements        Remaining lease term

Betterments and improvements that extend the useful life of an asset are capitalized. Maintenance and repairs are charged to expense as incurred. When depreciable assets are retired or otherwise disposed, the cost and related accumulated depreciation are eliminated from the accounts and the resulting gain or loss is reflected in income.

RESEARCH AND DEVELOPMENT
Research and development costs are expensed as incurred.

INCOME TAXES
The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" which requires the use of the "liability method" of accounting for income taxes. Accordingly, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities, using expected marginal tax rates in effect for the year in which the differences are expected to reverse. Current income taxes are based on the year's income taxable for Federal and state income tax purposes.

NOTE 2- GOING CONCERN
As shown in the accompanying financial statements, the Company has incurred losses from operations and has deficits in working capital and net worth. The Company is a development stage enterprise and has devoted most of its activities to establishing a new business. A substantial portion of its activities have been in research and development, building production facilities, acquiring operation assets, training personnel, and developing markets. Absent additional infusion of operating capital, there is substantial doubt about the Company's ability to continue as a going concern.

Management has been working to reduce costs and improve results of operations as well as searching for additional sources of capital. There can be no assurance that the Company will be successful in its efforts. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 3- INVENTORY
Inventory consisted of finished goods $39,117, and components and supplies
$9,865.

NOTE 4 - PROPERTY AND EQUIPMENT
Depreciation and amortization expense was $1,238 and $4,306, respectively, for the period January 12, 1996 to September 30, 1996.

NOTE 5- NOTE RECEIVABLE
Included in other current assets is a note receivable from Gary Phillippe for funds advanced in the amount of $3,800. The note is due before April 25, 1997, and bears interest at the rate of 10% per annum.

NOTE 6 - ADVANCES FROM WESTMARK
Advances from Westmark represent funds that have been provided by WGHI for operating capital of Green World Technologies, Inc.

NOTE 7 - CONTRIBUTED CAPITAL
Capital contributed at the inception of the Company on January 12, 1996 was $3,859 and consisted pf inventory $1,744, accounts receivable $2,153 and sales tax payable $39. Other contributed capital arose from advanced made by HLOA in the amount of $238,900, which were subsequently converted to contributed capital pursuant to its acquisition of Green World Technologies, Inc.

NOTE 8 - PROVISION FOR INCOME TAXES
Provision is made for the tax effect of transactions reported in the financial statements. The provision consists of taxes currently due plus deferred taxes related to differences between items of income and expense for financial and income tax reporting. The deferred taxes represent the future tax return consequences of the differences, which will be either taxable or deductible when the related assets or liabilities are recovered or settled.

Provision for federal and state income taxes consists of the following at September 30, 1996:

                  Current:
         Federal ................       $    0
         State ..................        1,600
                                        ------
                                         1,600
                                        ------
         Deferred:
         Federal ................            0
         State ..................            0
                                        ------
                                             0
                                        ------
         Total income taxes .....       $1,600
                                        ======

Deferred income taxes arise from timing differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or noncurrent, depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from timing differences that are not related to an asset or liability are classified as current or noncurrent depending on the periods in which the timing differences are expected to reverse.

The financial statements do not include a provision for a deferred tax asset of liability because the Company has yet to compete its first fiscal year. The current period loss may give rise to future tax benefits, but because of substantial doubt about the Company's ability to continue as a going concern, no deferred tax asset has been recorded.

NOTE 9- LEASE COMMITMENTS
The Company currently leases its operating facilities. The lease term expires February 27, 1997. Monthly rent payments are $850.

The Company also has entered into a lease agreement for copier equipment. Terms of the agreement include monthly payments of $160 over a 60 month period beginning in April 1996.

Future minimum lease payments for the next five years under the above agreements are:

              Year 1 ...........        $ 6,170
              Year 2 ...........          1,920
              Year 3 ...........          1,920
              Year 4 ...........          1,920
              Year 5 ...........          1,120
                   -                      -----
              Total ............        $13,050
                                        -------
NOTE 10 - ADVERTISING
The Company uses nondirect-response advertising, which costs are expensed as incurred. Total advertising costs for the period ended September 30, 1996 included media and publishing $38,950, trade shows and seminars $4,162, and other promotions $725. No amount of advertising have been capitalized.

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WESTMARK GROUP HOLDINGS, INC.

                          BY: /s/ NORMAN J. BIRMINGHAM
                                  NORMAN J. BIRMINGHAM, DIRECTOR, CHAIRMAN,
                                 (PRINCIPAL ACCOUNTING OFFICER & DULY AUTHORIZED
                                  DIRECTOR OF THE REGISTRANT)

                          BY: /s/ MARK D. SCHAFTLEIN
                                  MARK D. SCHAFTLEIN, DIRECTOR & PRESIDENT OF
                                  WESTMARK MORTGAGE CORPORATION, CHIEF OPERATING OFFICER OF WESTMARK GROUP HOLDINGS, INC.
                                 (DULY AUTHORIZED DIRECTOR & OFFICER OF THE
                                  REGISTRANT)

DECEMBER 20, 1996

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